Management Discussion
and
First Quarter Report 2005

Tri- Continental
Corporation

an investment you can live with

Tri-Continental Corporation

This Management Discussion is intended only for the information of Stockholders who have received the current prospectus for Tri-Continental Corporation. You should consider the investment objectives, risks, charges, and expenses of Tri-Continental before purchasing shares. The prospectus, which contains information about these factors and other information, should be read carefully before purchasing shares. The prospectus may be obtained by calling Stockholder Services at 800-TRI-1092.

TRI-CONTINENTAL MANAGEMENT DISCUSSION
Interview with Your Portfolio Managers, Jack Cunningham and Michael McGarry

What economic and market conditions affected Tri-Continental’s portfolio during the first quarter of 2005?

The first quarter of 2005 was difficult for investors and most major indices posted negative returns. Less-defensive areas of the market, such as technology and telecommunications, suffered the most, while the energy sector, which benefited from higher oil and gas prices, was by far the best performer. Other defensive sectors within the S&P 500, such as utilities, consumer staples, and materials, also posted positive results.

The driving forces behind this generally negative market environment were sharply higher energy prices and rising interest rates. During the first quarter, oil prices soared to over $55 a barrel. At the same time, the US Federal Reserve Board continued to make “measured pace” increases in the federal funds rate, raising this rate twice by 25 basis points during the three-month period. Until this past quarter, longer-term rates had remained stable in spite of the Fed’s moves. However, at the end of the first quarter, longer-term interest rates began to rise as well. The 10-year US Treasury bill began the year at 4.24% and ended the quarter 26 basis points higher, at 4.50% .

What can you tell us about Tri-Continental’s portfolio strategy and investment results during the first quarter?

At the end of the first quarter, Tri-Continental’s largest sector weighting was information technology, and Tri-Continental was overweighted in this area relative to the S&P 500 Index. Technology stocks delivered generally poor results for both Tri-Continental and the S&P 500, and Tri-Continental’s heavy weighting in this sector negatively impacted both absolute and relative returns. While technology stock prices fell during the first quarter, we continue to believe that technology stock price valuations are attractive, and that fundamentals within the technology industry warrant a continued overweighting. Technology companies are showing strong balance sheets and many companies are holding large amounts of cash with very little debt. Some of these companies are putting their cash to work in stockholder-friendly ways, such as by instituting stock repurchase programs and by increasing dividends.

Tri-Continental’s second-largest sector weighting at the end of the quarter was financials. This sector was negatively impacted by rising interest rates, and while Tri-Continental was underweighted in this area, the financial stocks in the portfolio underperformed those in the S&P 500. The financial sector thus had a negative impact on both absolute and relative returns for the quarter.

Not part of first quarter report

1

Tri-Continental Corporation

We did not expect the sharp upward movement of energy commodity prices in the first quarter, which we believe was driven primarily by market speculation and momentum, and not by supply fundamentals. As a consequence, Tri-Continental was underweighted in the energy sector relative to the S&P 500. While the outperformance of the energy sector did contribute positively to performance on an absolute basis, the area negatively impacted returns relative to the S&P 500 due to Tri-Continental’s underweighting and the fact that the energy stocks in the portfolio underperformed the S&P 500’s energy sector as a whole.

Consumer discretionary stocks delivered generally negative returns during the quarter. The sector was impacted by rising energy costs and rising interest rates, both of which could potentially curb consumer spending. Tri-Continental benefited from an underweighting in the group and from favorable stock selection relative to the S&P 500.

During the first quarter, Tri-Continental purchased put options and wrote call options on three energy stocks held by the portfolio. Put options provide the holder (in this case, Tri-Continental) with the right to sell securities at a specified price. Tri-Continental purchased these for downside protection in the event of falling energy prices. Call options obligate the seller (in this case, Tri-Continental) to sell stocks at a specified price.Tri-Continental partially offset the cost of the put options with the income generated by writing the call options. While this limited Tri-Continental’s potential profit (because the portfolio was obligated to sell the stocks at certain price points), it also provided Tri-Continental with downside protection (because the portfolio could sell the stocks at predetermined prices). This two-part strategy (often referred to as a “collar”) enabled the portfolio to maintain exposure to these stocks within a certain price band, while continuing to collect dividends.

What is your outlook?

While we believe the recent surge in energy prices is in part the result of market speculation, we are concerned that high oil prices could reduce the spending power of consumers and businesses, placing a drag on the economy. Higher interest rates also have the potential to slow spending. However, we believe that because inflation remains in check, it will not be necessary for the Federal Reserve Board to increase rates dramatically in the near term. On the plus side, corporate balance sheets and profits are strong, and inflation and interest rates remain historically low. We thus believe the market will be able to deliver moderate gains over the remainder of 2005.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice. Tri-Continental is actively managed and its holdings are subject to change. For a complete listing of portfolio holdings, please consult Tri-Continental’s first quarter report.

Not part of first quarter report

2

Tri-Continental Corporation

FIRST QUARTER REPORT 2005

April 29, 2005

To the Stockholders:

     Your first quarter Stockholder report for Tri-Continental Corporation follows this letter. This report contains Tri-Continental's investment results and portfolio of investments.

     For the three months ended March 31, 2005, the Corporation posted a total return of –2.35% based on market price and –3.25% based on net asset value. During the same time period, the S&P 500 returned –2.15% and the Lipper Closed-End Growth & Income Funds Average returned –1.62% .

     Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris	Brian T. Zino
Chairman	President

Tri-Continental Corporation

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended March 31, 2005
		Average Annual

	Three	One	Five	Ten
	Months*	Year	Years	Years

Market Price	(2.35)%	4.92%	(1.96)%	8.26%
Net Asset Value	(3.25)	6.42	(3.53)	8.10
Lipper Closed-End
Growth & Income
Funds Average**	(1.62)	8.63	1.99	9.33
S&P 500**	(2.15)	6.69	(3.16)	10.79
PRICE PER SHARE
	March 31, 2005	December 31, 2004
Market Price
Net Asset Value	$17.80	$18.28
	21.10	21.87
DIVIDEND, CAPITAL GAINS AND YIELD INFORMATION
For the Three Months Ended March 31, 2005
	Capital Gains

Dividends Paid‡	Realized†	Unrealized††	SEC 30-Day YieldØ

$0.05	$0.41	$1.16	$1.25%

Performance data quoted represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Corporation as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

*	Returns for periods of less than one year are not annualized.

**	The Lipper Closed-End Growth & Income Funds Average (the “Lipper Average”) and the Standard & Poor’s 500 Composite Stock Index (the “S&P 500”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of taxes and any costs associated with the purchase of shares, and the S&P 500 excludes the effect of taxes, fees and sales charges. The Lipper Average measures the performance of closed-end mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations.

Investors cannot invest directly in an index or an average.

‡	Preferred Stockholders were paid dividends totaling $0.625 per share.

†	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future capital gains.

††	Represents the per share amount of net unrealized appreciation of portfolio securities as of March 31, 2005.

Ø	Current yield, representing the annualized yield for the 30-day period ended March 31, 2005, has been computed in accordance with SEC regulations and will vary.
1
The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Corporation’s prospectus.

Tri-Continental Corporation

Largest Portfolio Changes
January 1, 2005 to March 31, 2005

Largest Purchases	Largest Sales
Pharmion Corporation*	Carnival Corporation**
Honeywell International Inc.*	Dell Inc.
Comcast Corporation Class “A”*	Lear Corp.**
Intel Corporation	Texas Instruments Incorporated**
Sprint (FON Group)*	MBNA Corporation**
Novell, Inc.*	Novartis (ADR)
Nokia Corp. (ADR)	General Mills, Inc.**
Medtronic, Inc.*	Verizon Communications Inc.
Lucent Technologies, Inc.*	Taiwan Semiconductor Manufacturing
Citizens Communications Company*	Company (ADR)**
International Business
Machines Corporation

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

10 Largest Equity Holdings
March 31, 2005

Security	Value	Percent of Net Assets

General Electric Company	$93,714,531	3.9
Exxon Mobil Corporation	77,952,330	3.3
Citigroup Inc.	71,042,500	3.0
Microsoft Corporation	70,877,298	3.0
Pfizer Inc.	64,964,047	2.6
Altria Group, Inc.	57,751,140	2.4
Wal-Mart Stores, Inc.	51,303,620	2.1
Intel Corporation	46,169,393	1.9
Tyco International Ltd.	43,299,152	1.8
Cisco Systems, Inc.	40,432,005	1.7

Tri-Continental Corporation

Portfolio of Investments (unaudited)	March 31, 2005

	Shares	Value

COMMON STOCKS
AND WARRANTS 97.6%
AEROSPACE AND
DEFENSE 1.7%
General Dynamics Corporation	135,700	$14,526,685
Honeywell International Inc.	688,900	25,633,969

		40,160,654

AIR FREIGHT
AND LOGISTICS 0.5%
FedEx Corp.	115,810	10,880,349

BEVERAGES 2.6%
Coca-Cola Company (The)	793,300	33,056,811
PepsiCo, Inc.	553,900	29,373,317

		62,430,128

BIOTECHNOLOGY 1.8%
Amgen Inc.*	289,100	16,816,947
Gilead Sciences, Inc.*	185,800	6,650,711
Pharmion Corporation*	681,300	19,747,481

		43,215,139

BUILDING PRODUCTS 0.5%
Masco Corporation	333,400	11,558,978

CAPITAL MARKETS 2.5%
Bank of New York
Company, Inc. (The)	370,000	10,748,500
Goldman Sachs Group, Inc. (The)	166,400	18,302,336
Merrill Lynch & Co. Inc.	313,400	17,738,440
Morgan Stanley	247,370	14,161,932

		60,951,208

CHEMICALS 1.8%
Dow Chemical Co. (The)	446,100	22,238,085
Praxair, Inc.	439,200	21,020,112

		43,258,197

COMMERCIAL BANKS 3.4%
Bank of America Corporation	630,440	27,802,404
Fifth Third Bancorp	259,600	11,158,906
Wachovia Corporation	593,563	30,218,292
Wells Fargo & Company	209,800	12,546,040

		81,725,642

	Shares or
	Warrants

COMMERCIAL SERVICES
AND SUPPLIES 2.3%
Cendant Corporation	728,800	shs.	14,969,552
ServiceMaster Company (The)	1,379,000		18,616,500
Waste Management Inc.	733,000		21,147,050

			54,733,102

COMMUNICATIONS
EQUIPMENT 4.9%
Cisco Systems, Inc.*	2,256,880		40,432,005
Lucent Technologies, Inc.*	5,238,700		14,406,425
Lucent Technologies, Inc.*	36,077	wts	24,352
Nokia Corp. (ADR)	1,910,100	shs.	29,472,843
Nortel Networks Corporation *	5,613,300		15,324,309
QUALCOMM Inc.	512,100		18,760,784

	118,420,718

COMPUTERS AND
PERIPHERALS 3.3%
Dell Inc.*	241,860		9,293,471
EMC Corporation*	1,756,400		21,638,848
Hewlett-Packard Company	710,130		15,580,252
International Business
Machines Corporation	367,120		33,547,426

			80,059,997

CONSUMER FINANCE 1.0%
American Express Company	453,830		23,313,247

CONTAINERS AND
PACKAGING 0.7%
Smurfit-Stone
Container Company*	1,008,900		15,602,638

DIVERSIFIED FINANCIAL
SERVICES 4.2%
CIT Group Inc.	296,200		11,255,600
Citigroup Inc.	1,580,830		71,042,500
J.P. Morgan Chase & Co.	524,100		18,133,860

	100,431,960

DIVERSIFIED
TELECOMMUNICATION
SERVICES 2.5%
Citizens Communications
Company	1,190,000		15,398,600
SBC Communications Inc.	371,500		8,800,835
Sprint (FON Group)	798,500		18,165,875
Verizon Communications Inc.	487,300		17,299,150

			59,664,460

See footnotes on page 7.

Tri-Continental Corporation

Portfolio of Investments (unaudited)			March 31, 2005

	Shares		Value

ELECTRIC UTILITIES 0.6%
PPL Corporation	248,500		$13,416,515

ELECTRONIC EQUIPMENT
AND INSTRUMENTS 0.6%
Jabil Circuit, Inc.*	530,040		15,116,741

ENERGY EQUIPMENT
AND SERVICES 0.4%
Noble Corporation*	186,300	(1)	10,471,923

FOOD AND STAPLES
RETAILING 3.3%
Kroger Company (The)*	1,057,500		16,951,725
Sysco Corporation	305,000		10,919,000
Wal-Mart Stores, Inc.	1,023,820		51,303,620

			79,174,345

FOOD PRODUCTS 0.8%
Dean Foods Company*	565,100		19,382,930

HEALTH CARE EQUIPMENT
AND SUPPLIES 1.2%
Boston Scientific Corporation*	401,400		11,757,006
Medtronic, Inc.	322,400		16,426,280

			28,183,286

HEALTH CARE PROVIDERS
AND SERVICES 0.6%
WellPoint Inc.*	107,600		13,487,660

HOTELS, RESTAURANTS
AND LEISURE 1.1%
Applebee’s International, Inc.	484,900		13,351,722
Marriott International, Inc.
Class “A”	211,400		14,134,204

			27,485,926

HOUSEHOLD PRODUCTS 1.7%
Colgate-Palmolive Company	385,200		20,095,884
Procter & Gamble
Company (The)	374,612		19,854,436

			39,950,320

INDEX DERIVATIVES 0.8%
iShares DJ Select Dividend
Index Fund	306,400		18,331,912

INDUSTRIAL
CONGLOMERATES 5.7%
General Electric Company	2,598,850		93,714,531
Tyco International Ltd.	1,281,040		43,299,152

			137,013,683

INSURANCE 3.7%
American International
Group, Inc.	704,700		39,047,427
Hartford Financial Services
Group, Inc.	156,300		10,715,928
PartnerRe Ltd.	156,500		10,109,900
Prudential Financial, Inc.	508,500		29,187,900

			89,061,155

INTERNET AND
CATALOG RETAIL 0.6%
eBay Inc.*	377,320		14,057,057

INTERNET SOFTWARE
AND SERVICES 1.1%
Ask Jeeves, Inc.*	454,900		12,764,494
Yahoo!, Inc.*	382,500		12,987,788

			25,752,282

MACHINERY 1.7%
Deere & Company	192,100		12,895,673
Illinois Tool Works Inc.	318,980		28,558,279

			41,453,952

MEDIA 5.4%
Clear Channel
Communications, Inc.	788,900		27,193,383
Comcast Corporation Class “A”*	571,600		19,274,352
News Corp. (Class A)	740,300		12,525,876
Time Warner Inc.*	2,151,000		37,750,050
Tribune Company	347,700		13,862,799
Univision Communications
Inc. Class “A”*	674,500		18,676,905

			129,283,365

METALS AND MINING 1.8%
Alcoa Inc.	944,900		28,715,511
Freeport-McMoRan Copper
& Gold, Inc. Class “B”	381,600		15,115,176

			43,830,687

MULTI-LINE RETAIL 0.7%
May Department
Stores Company	484,800		17,947,296

MULTI-UTILITIES AND
UNREGULATED POWER 0.5%
Duke Energy Corporation	450,200		12,610,102

See footnotes on page 7.

Tri-Continental Corporation

Portfolio of Investments (unaudited)			March 31, 2005

	Shares		Value

OIL AND GAS 4.2%
BP p.l.c. (ADR)	219,800		$13,715,520
Chevron Texaco Corporation	166,300	(1)	9,696,953
Exxon Mobil Corporation	1,307,925	(2)	77,952,330

			101,364,803

PAPER AND FOREST
PRODUCTS 0.5%
Weyerhaeuser Company	189,020		12,947,870

PERSONAL PRODUCTS 0.4%
Gillette Company	206,200		10,408,976

PHARMACEUTICALS 9.3%
Andrx Corp.*	1,082,700		24,555,636
Forest Laboratories, Inc.*	488,200		18,038,990
Johnson & Johnson	541,263		36,351,223
Lilly Eli & Company	369,200		19,235,320
Merck & Co. Inc.	498,400		16,133,208
Novartis (ADR)	506,300		23,684,714
Pfizer Inc.	2,358,738		61,964,047
Wyeth	532,300		22,452,414

			222,415,552

SEMICONDUCTORS AND
SEMICONDUCTOR
EQUIPMENT 2.9%
Applied Materials, Inc.	743,300		12,082,341
Broadcom Corporation
Class “A”*	398,500		11,953,008
Intel Corporation	1,987,490		46,169,393

			70,204,742

SOFTWARE 6.2%
Check Point Software
Technologies Ltd.*	499,700		10,855,982
Computer Associates
International, Inc.	808,500		21,910,350
Microsoft Corp.	2,933,056		70,877,298
Novell, Inc.*	3,023,500		18,004,943
Oracle Corporation*	561,100		6,999,722
Symantec Corporation*	935,800		19,988,688

			148,636,983

SPECIALTY RETAIL 1.8%
Advance Auto Parts, Inc.*	247,700		12,496,465
The Gap, Inc.	702,100		15,333,864
Michaels Stores, Inc.	419,100		15,213,330

			43,043,659

	Shares, Shares
	Subject to Put or
	Partnership Interest		Value

THRIFTS AND MORTGAGE
FINANCE 2.1%
Fannie Mae	408,200	shs.	$22,226,490
Freddie Mac	223,700		14,137,840
Radian Group Inc.	285,800		13,644,092

			50,008,422

TOBACCO 2.4%
Altria Group, Inc.	883,180		57,751,140

WIRELESS
TELECOMMUNICATION
SERVICES 1.8%
American Tower Corporation
Class “A”*	689,600		12,571,408
Crown Castle
International Corp.*	1,967,400		31,596,444

			44,167,852

TOTAL COMMON STOCKS
AND WARRANTS
(Cost $2,210,903,658)			2,343,367,553

TRI-CONTINENTAL
FINANCIAL DIVISION 0.1%
WCAS Capital
Partners II, L.P.†	$4,673,677		2,168,259
Whitney Subordinated
Debt Fund, L.P.†	2,207,549		920,833

TOTAL TRI-CONTINENTAL
FINANCIAL DIVISION
(Cost $6,881,226)			3,089,092

PUT OPTIONS* 0.1%
ENERGY EQUIPMENT
AND SERVICES 0.0%
Noble Corporation,
expiring June 2005 at $55	186,300	shs.	526,297

See footnotes on page 7.

Tri-Continental Corporation

Portfolio of Investments (unaudited)		March 31, 2005

	Shares Subject
	to Put/Call or
	Principal Amount		Value

OIL AND GAS 0.1%
ChevronTexaco Corporation,
expiring June 2005 at $55	83,200	shs.	$108,160
ChevronTexaco Corporation,
expiring June 2005 at $60	83,100		290,850
Exxon Mobil Corporation,
expiring July 2005 at $55	327,000		359,700
Exxon Mobil Corporation,
expiring July 2005 at $60	327,000		981,000

			1,739,710

TOTAL PUT OPTIONS			2,266,007
(Cost $1,699,716)

FIXED TIME DEPOSITS 2.0%
BNP Paribas, Grand Cayman
2.86%, 4/1/2005
(Cost $48,709,000)	48,709,000		48,709,000

TOTAL INVESTMENTS
(Cost $2,268,193,600**) 99.8%			2,397,431,652

CALL OPTIONS WRITTEN
ChevronTexaco Corporation,
expiring June 2005 at $65
(Premium received $202,879)	(166,300	) shs.	(91,465)
Exxon Mobil Corporation,
expiring July 2005 at $65
(Premium received $676,867)	(327,000)		(376,050)
Exxon Mobil Corporation,
expiring July 2005 at $70
(Premium received $238,702)	(327,000)		(147,150)
Noble Corporation,
expiring June 2005 at $60
(Premium received $276,795)	(93,200)		(191,060)

	Shares
	Subject to Call		Value

Noble Corporation,
expiring June 2005 at $65
(Premium received $122,888)	(93,100)		(86,117)

TOTAL CALL OPTIONS
WRITTEN
(Premium received $1,518,131)			(891,842)

OTHER ASSETS LESS
OTHER LIABILITIES 0.2%			4,912,414

NET ASSETS 100.0%			2,401,452,224

*	Non-income producing security.
**	The cost of investments for federal income tax purposes was $2,269,787,301. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $249,311,879 and $121,667,528, respectively.
†	Restricted security.
(1)	All shares subject to call.
(2)	654,000 shares subject to call.
ADR - American Depositary Receipt.
Security Valuation - Securities (including options) traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available or are otherwise no longer valid or reliable are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Tri-Continental Corporation Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient. Please consult Tri-Continental’s prospectus for the terms and conditions of these services.

Automatic Dividend Investment and Cash Purchase Plan. Subject to the terms and conditions set forth in the prospectus, Stockholders may automatically purchase additional shares with dividends and capital gains. There is no charge for this service. Stockholders may also, subject to the terms and conditions of the prospectus, purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

Automatic Cash Withdrawal Plan. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation.

Traditional Individual Retirement Account (IRA). Stockholders who have earned income and are under age 70 1 / 2 may contribute up to $4,000 per year to a Traditional IRA for 2005. A working or non-working spouse may also contribute up to $4,000 to a separate Traditional IRA for 2005. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to a Traditional IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2005 is less than $50,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $70,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $4,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $4,000 in any year. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to either a Roth IRA or Traditonal IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1 / 2 , for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike

Tri-Continental Corporation Stockholder Services (continued)

a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1 / 2 (if you have earned income), and you are not required to take minimum distributions at age 70 1 / 2 . You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $42,000 per participant. For retirement plan purposes, no more than $210,000 may be taken into account as earned income under the plan in 2005. Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $11,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $22,000 a year.

Stock Repurchase Program. On November 18, 2004, the Board of Directors authorized the renewal of Tri-Continental’s ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 5.6% of the Corporation’s shares during the period from renewal through December 31, 2005, provided that the discount of a share’s market price to its net asset value (“NAV”) remains greater than 10%. The stock repurchase plan seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of outstanding shares, increase the liquidity of Tri-Continental’s common stock, and reduce the dilutive impact on Stockholders who do not take capital gains distributions, when such distributions are made, in additional shares.

     Between November 18, 2004 and March 31, 2005, 2.0 million shares were repurchased. This is approximately 1.7% of the shares outstanding at the beginning of the period. The repurchase of additional shares is expected to continue through December 31, 2005, as long as the discount remains above 10%.

Tri-Continental Corporation

Board of Directors

Robert B. Catell (2,3)
Chairman, Chief Executive Officer and Director
KeySpan Corporation

John R. Galvin (1,3)
Dean Emeritus, Fletcher School of Law and
    Diplomacy at Tufts University

Alice S. Ilchman (2,3)
President Emerita, Sarah Lawrence College
Director, Jeannette K. Watson Summer Fellowship
Trustee, Committee for Economic Development

Frank A. McPherson (2,3)
Retired Chairman of the Board and Chief Executive
     Officer, Kerr-McGee Corporation
Director, ConocoPhillips
Director, Integris Health

John E. Merow* (1,3)
Retired Chairman and Senior Partner,
     Sullivan & Cromwell LLP
Director, Aleris International, Inc.
Trustee, New York-Presbyterian Hospital

Betsy S. Michel (1,3)
Trustee, The Geraldine R. Dodge Foundation

William C. Morris
Chairman, J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.

Leroy C. Richie (1,3)
Chairman and Chief Executive Officer,
     Q Standards Worldwide, Inc.
Director, Kerr-McGee Corporation

Robert L. Shafer (2,3)
Ambassador and Permanent Observer of The Sovereign and
     Military Order of Malta to the United Nations

James N. Whitson (1,3)
Retired Executive Vice President and Chief Operating
     Officer, Sammons Enterprises, Inc.
Director, CommScope, Inc.

Brian T. Zino
Director and President,
     J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
Investment Company Institute

* Will retire on May 19, 2005.
Member:	(1) Audit Committee
(2) Director Nominating Committee
(3) Board Operations Committee

Tri-Continental Corporation

Executive Officers

William C. Morris	Charles W. Kadlec
Chairman	Vice President

Brian T. Zino	Michael F. McGarry
President and Chief Executive Officer	Vice President

John B. Cunningham	Thomas G. Rose
Vice President	Vice President

Eleanor T. Hoagland	Lawrence P. Vogel
Vice President and Chief Compliance Officer	Vice President and Treasurer

Frank J. Nasta
Secretary

Tri-Continental Corporation

For More Information

Manager	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	(800) TRI-1092	Stockholder Services
100 Park Avenue
New York, NY 10017	(800) 445-1777	Retirement Plan Services

Stockholder Service Agent	(212) 682-7600	Outside the United States
Seligman Data Corp.
100 Park Avenue	(800) 622-4597	24-Hour Automated
New York, NY 10017		Telephone Access Service

J. & W. SELIGMAN & CO.
INCORPORATED
INVESTMENT MANAGERS AND ADVISORS
ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

This report is intended only for the information of Stockholders who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing and may be obtained by calling Stockholder Services at 800-TRI-1092.

CETRI3a 3/05